UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

BSQUARE CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 59478
Renton WA 98058
425-519-5900
(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, no par value	BSQR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 11, 2023, Bsquare Corporation, a Washington corporation (the “Company” or “BSQR”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kontron America, Incorporated, a Delaware corporation (“Parent” or “Kontron”), and Kontron Merger Sub., Inc., a Delaware corporation and a wholly-owned subsidiary of Kontron (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, no par value per share, of the Company (the “Shares”), other than any Shares held by Kontron, Merger Sub and any other wholly-owned subsidiary of Kontron, for (i) $1.90 per share, net to the seller in cash (as may be adjusted in accordance with the Merger Agreement, the “Offer Price”), without interest and subject to any withholding of taxes, subject to the conditions of the Merger Agreement. Following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”).

The Offer will remain open for 20 business days from the commencement of the Offer, subject to possible extensions on the terms set forth in the Merger Agreement.

The obligation of Merger Sub to purchase shares tendered in the Offer is subject to the satisfaction or waiver of the conditions set forth in Annex I to the Merger Agreement, including (i) that there shall have been validly tendered and not validly withdrawn Shares that, considered together with any Shares beneficially owned by Kontron and its affiliates, represent at least one more Share than 66 2/3% of the total number of Shares outstanding at the time of the expiration of the Offer, plus the total number of Shares that the Company is required to issue upon conversion, settlement, exchange or exercise of its convertible securities at the time of expiration of the Offer and (ii) the receipt of clearance, approval or consent under any applicable antitrust or merger control law, including any applicable foreign merger control or foreign direct investment law.

If Merger Sub achieves an ownership of 90% or greater of the outstanding Shares through the Offer, Merger Sub has agreed that it will then effect the Merger in accordance with the “short-form” merger procedures under the applicable provisions of the Business Corporation Act of the State of Washington, and each Share (other than Shares owned directly or indirectly by the Company, Parent or Merger Sub) will thereupon be cancelled and converted into the right to receive cash in an amount equal to the Offer Price, on the terms and subject to the conditions set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), (i) any Shares held immediately prior to the Effective Time by Kontron, Merger Sub or any other direct or indirect wholly owned subsidiary of Kontron will be cancelled and retired; (ii) subject to the Merger Agreement, each other Share outstanding immediately prior to the Effective Time, other than Shares owned by Company shareholders who are entitled to demand and have properly and validly demanded their appraisal rights under the laws of the State of Washington, will be converted into the right to receive the Offer Price (the “Merger Consideration”), in each case without any interest and subject to any withholding of taxes; and (iii) each share of the common stock of Merger Sub then outstanding shall be converted into one share of common stock of the Surviving Corporation.

At the Effective Time, the Company’s equity-based awards generally will be treated in the following manner:

●	Any outstanding and unexercised compensatory option to purchase Shares, whether or not vested (collectively, “Company Options”), which has a per share exercise price that is less than the Offer Price (each, an “In the Money Option”), will be cancelled and converted into the right to receive a cash payment equal to (i) the excess, if any, of (A) the Offer Price over (B) the exercise price payable per Share under such In the Money Option, (ii) multiplied by the total number of Shares subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting).

●	Each Company Option, other than an In the Money Option that is then outstanding and unexercised, whether or not vested (each, an “Out of the Money Option”), will be cancelled without payment of consideration, and all rights with respect to such Out of the Money Option will terminate.

●	Each then outstanding and vested restricted stock unit with respect to Shares (“Company RSU”), will be canceled and the holder shall be entitled to receive a cash payment equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such vested Company RSU.

●	Each then outstanding and unvested Company RSU will be cancelled without payment of consideration, and all rights with respect to such unvested Company RSU shall terminate as of the Effective Time.

●	Each then outstanding and vested performance vesting restricted stock unit with respect to Shares (“Company PSU”), will be canceled and the holder will be entitled to receive a cash payment equal to the product of (i) the Offer Price and (ii) the number of Shares subject to such Company PSU (which for clarity vest only upon satisfaction of minimum price and service requirements therein), and (ii) each then outstanding and unvested Company PSU shall be cancelled without payment of consideration, and all rights with respect to such unvested company PSU shall terminate as of the Effective Time.

The Merger Agreement includes customary representations, warranties and covenants of the Company, Parent and Merger Sub. These covenants include an obligation of the Company, subject to certain exceptions, to, and to cause its subsidiaries to, conduct its operations in all material respects in the ordinary course of business for the period between the execution of the Merger Agreement and the earlier of (i) the closing of the Offer and (ii) the date of the valid termination of the Merger Agreement in accordance with the terms of the Merger Agreement.

The Merger Agreement contains customary non-solicitation restrictions prohibiting the solicitation by the Company or its representatives of proposals relating to alternative business combination transactions and restricts the Company’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to customary exceptions in the event of an acquisition proposal that was not solicited in violation of these restrictions and that the board of directors of the Company (the “Board”) determines constitutes or could reasonably be expected to lead to a Superior Offer (as defined in the Merger Agreement).

The Merger Agreement also provides for certain termination rights for both the Company and Kontron. Upon the termination of the Merger Agreement under certain circumstances, a termination fee of $1,250,000 may be required to be paid by either the Company or Kontron.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about the Company, Kontron or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the Merger or the other transactions contemplated by the Merger Agreement. The Merger Agreement and this summary should not be relied upon as disclosure about the Company or Kontron. None of the Company’s shareholders or any other third parties should rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Kontron, Merger Sub or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. The representations and warranties (i) may have been made for the purpose of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, (ii) may be subject to standards of materiality applicable to the contracting parties that differ from what an investor may view as material and (iii) may have been made only as of the date of the Merger Agreement or as of another date or dates as may be specified in the Merger Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the public disclosures of the Company or Kontron, if at all.

Tender and Support Agreement

On October 11, 2023, as a condition and inducement to Kontron’s and Merger Sub’s willingness to enter into the Merger Agreement and to consummate the Offer and the Merger, Kontron entered into separate tender and support agreements with certain shareholders of the Company, as well as each director and executive officer of the Company, on substantially the same terms (the “Support Agreements”) pursuant to which each such shareholder agreed to, among other things, tender his, her or its Shares pursuant to the Offer. As of October 11, 2023, approximately 17% of the outstanding Shares are subject to the Support Agreements. The Support Agreements terminate in the event that the Merger Agreement is terminated.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Support Agreement, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On October 11, 2023, the Company and Kontron issued a joint press release announcing their entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Important Information

The tender offer for all of the outstanding common stock of BSQR referred to in this filing has not yet commenced. The description contained in this filing is neither an offer to purchase nor a solicitation of an offer to sell any securities, nor is it a substitute for the tender offer materials that BSQR or Kontron will file with the U.S. Securities and Exchange Commission (the “SEC”). The solicitation and offer to buy the common stock of BSQR will only be made pursuant to an offer to purchase and related tender offer materials. At the time the tender offer is commenced, Kontron will file a tender offer statement on Schedule TO and thereafter BSQR will file a solicitation/recommendation statement on Schedule 14D-9 with the SEC. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ANY HOLDERS OF SHARES ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The offer to purchase, the related letter of transmittal and the solicitation/recommendation statement will be made available for free at the SEC’s website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Kontron and when available may be obtained by directing a request to the information agent for the tender offer that will be named in the Schedule TO and related offer documents. Copies of the documents filed with the SEC by BSQR will be available free of charge on BSQR’s internet website at www.bsquare.com or by contacting BSQR’s Investor Relations Department at 425-519-5900.

In addition to the offer to purchase, the related letter of transmittal and certain other tender offer documents filed by Kontron, as well as the solicitation/recommendation statement filed by BSQR, BSQR will also file periodic and current reports with the SEC. You may read and copy any reports or other information filed by Kontron or BSQR at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. BSQR’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Forward-Looking Statements

This filing contains statements that constitute “forward looking statements,” including statements that express the opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, including statements regarding the proposed acquisition of BSQR by Kontron (the “Proposed Acquisition”), in contrast with statements that reflect historical facts. In some cases, you can identify such forward-looking statements by terminology such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project,” or “expect,” “may,” “will,” “would,” “could,” “potential,” “intend,” or “should,” the negative of these terms or similar expressions. Forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to Kontron and BSQR. However, these forward-looking statements are not a guarantee of performance, and you should not place undue reliance on such statements.

Forward-looking statements are subject to many risks, uncertainties and other variable circumstances, including, but not limited to, the ability of the parties to satisfy the closing conditions for the Proposed Acquisition on a timely basis or at all, including statements about the expected timetable for completing the Proposed Acquisition; uncertainties as to how many of BSQR’s shareholders will tender their shares in the offer; the possibility that competing offers will be made; the occurrence of events that may give rise to a right of one or both of Kontron and BSQR to terminate the merger agreement; negative effects of the announcement of the Proposed Acquisition on the market price of BSQR’s common stock and/or on its business, financial condition, results of operations and financial performance; the effects of the Proposed Acquisition (or the announcement thereof) on BSQR’s ability to retain and hire qualified professional staff and talent, including technical, sales and management personnel; BSQR’s ability to execute its development initiatives and sales and marketing strategies; the extent to which BSQR is successful in gaining new long-term customers and retaining existing ones; whether BSQR is able to maintain its favorable relationship with Microsoft as a systems integrator and distributor; BSQR’s success in leveraging strategic partnering initiatives with companies such as Microsoft, AWS and Intel; the ongoing impact of COVID-19 and recovery related challenges on its business and on its customers and vendors; the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Proposed Acquisition; and competition for clients and the increased bargaining power of BSQR’s clients. Such risks and uncertainties may cause the statements to be inaccurate and readers are cautioned not to place undue reliance on such statements. Many of these risks are outside of the control of Kontron and BSQR and could cause actual results to differ materially. The forward-looking statements included in this filing are made only as of the date hereof. Kontron and BSQR do not undertake, and specifically decline, any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments, except as required by law.

A further description of risks and uncertainties relating to BSQR can be found in BSQR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, and in other documents filed from time to time with the SEC by BSQR and available at www.sec.gov and www.bsquare.com.

Item 9.01.	Exhibits.

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, dated as of October 11, 2023, by and among Bsquare Corporation, Kontron America, Incorporated and Kontron Merger Sub., Inc.
99.1	Joint Press Release, dated as of October 11, 2023.
99.2	Tender and Support Agreement, dated October 11, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: October 11, 2023	By:	/s/ Cheryl A. Wynne
	Name:	Cheryl A. Wynne
	Title:	Chief Financial Officer, Secretary and Treasurer